SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): December 5, 1996
    --------------------------------------------------------------------
                                                     (December 5, 1996)



                         Ames Department Stores, Inc.
         ----------------------------------------------------
            (Exact Name of Registrant As Specified In Charter)



                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)



              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)



                               (860) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
      --------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)



                       Exhibit Index on Page 4

                   Page 1 of 7 (Including Exhibits)



Item 5:   OTHER EVENTS


             Beginning on December 5, 1996, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the four and forty-three weeks ended November
	  23, 1996. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

             Sales for the four weeks ended November 23, 1996 were $23.1 million above the projections contained in the Form 8-K dated June 11, 1996 (the "Plan"). EBITDA was
	  $1.0 million better than Plan and $1.6 million better than last year. The EBITDA results for the four weeks reflected a higher-than-planned gross margin, partially offset by higher-than-planned expenses. The gross margin rate for the four weeks was lower than planned; however, gross margin was positively impacted by the above Plan sales and was above Plan for the period.

             Sales for the forty-three weeks ended November 23, 1996 were $14.9 million above Plan. EBITDA was $9.9 million better than Plan and $18.6 million better than last year. The EBITDA variance from Plan for the forty-three weeks was due primarily
	  to a higher-than-planned gross margin.

             As of November 23, 1996, merchandise inventories were $13.3 million below Plan. Trade payables were $41.6 million above Plan. Borrowings under the Company's revolving line of credit were $81.6 million below Plan.

             The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to
	  facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 27, 1996, the Company's Form 10-Q for the first, second and third quarters ended April 27, 1996, July 27, 1996 and October 26, 1996, respectively, and the Company's Form 8-K dated June 11, 1996. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

             Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide
	  such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.



Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS


          Exhibit: 20    Unaudited Financial Summary Results for the Four
                         and Forty-three Weeks Ended November 23, 1996

                             INDEX TO EXHIBITS




     Exhibit No.        Exhibit                               Page No.
     -----------	       -------			                            --------


        20          Unaudited Financial Summary Results             6
                    for the Four and Forty-three Weeks
                    Ended November 23, 1996.

                            SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        AMES DEPARTMENT STORES, INC.
                                   -------------------------------------
                                             Registrant




Dated:  December 5, 1996           By:  /s/ Joseph R. Ettore
                                      -----------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer




Dated:  December 5, 1996           By:  /s/ John F. Burtelow
                                      -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer




Dated:  December 5, 1996           By:  /s/ Gregory D. Lambert
                                      ------------------------------
                                        Gregory D. Lambert
                                        Senior Vice President,
                                        Finance